EXHIBIT 10.4

FOURTH AMENDMENT TO

REAL ESTATE PURCHASE AGREEMENT

FOR IMPROVED REAL ESTATE

THIS FOURTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT FOR IMPROVED REAL ESTATE (this “Amendment”) is made and entered into effective as of this 15th day of December, 2011, by and between CP SUMMIT RETAIL LLC, a Georgia limited liability company (the “Seller”), and TNP ACQUISITIONS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H   T H A T:

WHEREAS, Purchaser, Seller and First American Title Company (“Escrow Agent”) are parties to that certain Real Estate Purchase Agreement for Improved Real Estate made and entered into as of September 29, 2011, as amended by that certain First Amendment to Real Estate Purchase Agreement for Improved Real Estate made and entered into as of October 13, 2011, and by that Second Amendment to Real Estate Purchase Agreement for Improved Real Estate made and entered into effective as of November 22, 2011(“Second Amendment”), as amended by that certain Third Amendment to Real Estate Purchase Agreement for Improved Real Estate made and entered into as of December 13, 2011 (as amended, the “Contract”), for the purchase and sale of real property commonly known as Summit Point located at 834 and 840 Glynn Street South, Fayetteville, Fayette County, Georgia (the “Property”), as more particularly described in the Contract (but as specifically modified by this Amendment);

WHEREAS, Purchaser and Seller desire to amend the Contract as set forth below;

NOW, THEREFORE, for and in consideration of the Property and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Definitions. All terms used in this Amendment with an initial capital letter which are not otherwise defined herein shall have the meanings given to such terms in the Contract.

2. Closing. Notwithstanding anything to the contrary set forth in the Contract, Purchaser and Seller hereby agree that the Closing is extended to December 19, 2011. Purchaser shall have the right to extend the Closing for up to three (3) additional business days by paying to Seller at Closing the sum of Three Thousand Eight Hundred Dollars ($3,800) (the “Extension Fee”) for each day beyond December 19, 2011 that Closing occurs. Notwithstanding the foregoing, Purchaser shall have no obligation to pay the Extension Fee (but Closing shall, in any event, be automatically extended) in the event that Closing cannot occur on or following December 19, 2011 if Seller has been unable to obtain an estoppel from the ground lessor on the Ground Lease Parcel (described on Exhibit A, attached hereto).

3. Legal Description. The parties hereby acknowledge that the description of the real property to be conveyed by Seller to Purchaser described on Exhibit “A” to the Contract was incomplete. Accordingly, Exhibit “A” to the Contract is hereby deleted in its entirety and replaced with Exhibit “A”, attached hereto. All references in the Contract to “real property” or “Property” shall mean, refer and include the real property set forth on Exhibit “A” hereto. The parties further acknowledge that the Purchase Price includes all real property set forth on Exhibit “A” hereto, and no modifications will be made to the Purchase Price in connection with this Amendment.

4. Ratification. Except as expressly modified hereby, the Contract shall remain unamended and in full force and effect and is hereby ratified and confirmed by the parties hereto.

5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

6. Facsimile or E-Mail. The faxed or e-mailed signature of any party shall be binding upon such party.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

PURCHASER:

TNP ACQUISITIONS, LLC, a Delaware limited liability company

By:	/s/ James Wolford

Name:	James Wolford

Title:	CFO

SELLER:

CP SUMMIT RETAIL LLC, a Georgia limited liability company

By:	/s/ Richard A. Dippolito
Richard A. Dippolito, Member

EXHIBIT “A”

Legal description

Out Parcel 1 – Summit Point:

ALL THAT PARCEL OF LAND lying or being in Land Lot 91, 5th District, City of Fayetteville, Fayette County, Georgia shown and more particularly described as follows:

COMMENCE at a point at the intersection of eastern right-of-way of Georgia Highway 85 (also known as Glynn Street - 130-foot right-of-way) and the northern right-of-way of Georgia Highway 92 (variable right-of-way); thence along the East right-of-way of Georgia Highway 85 North 14 degrees 45 minutes 16 seconds East a distance of 353.45 feet to an iron pin found; thence continuing along Georgia Highway 85 North 14 degrees 52 minutes 16 seconds East a distance of 629.96 feet to a nail set; thence continuing along Georgia Highway 85 North 14 degrees 47 minutes 02 seconds East a distance of 516.81 feet to the POINT OF BEGINNING; thence continuing along Georgia Highway 85 North 14 degrees 47 minutes 02 seconds East a distance of 173.73 feet to an iron pin found; thence leaving the right-of-way of Georgia Highway 85 South 66 degrees 59 minutes 15 seconds East a distance of 218.83 feet to an iron pin found; thence South 09 degrees 04 minutes 08 seconds West a distance of 119.63 feet to an iron pin set; thence South 18 degrees 17 minutes 19 seconds West a distance of 44.14 feet to a point; thence North 74 degrees 52 minutes 36 seconds West a distance of 105.91 feet to a point; thence North 69 degrees 24 minutes 08 seconds West a distance of 83.68 feet to a point; thence North 57 degrees 40 minutes 09 seconds West a distance of 38.43 feet to the POINT OF BEGINNING.

SAID TRACT contains 38,905 square feet or 0.893 acre of land, more or less, as more fully shown and delineated on that ALTA/ACSM Land Title Survey for CP Summit Retail LLC, Nationwide Life Insurance Company [and] Chicago Title Insurance Company, prepared by Cathy B. Costarides, Georgia Registered Land Surveyor No. 2568 of CC Land Surveyors, dated June 22, 2006, last revised July 11, 2006.

Out Parcel 3 – Summit Point:

ALL THAT PARCEL OF LAND lying or being in Land Lot 91, 5th District, City of Fayetteville, Fayette County, Georgia shown and more particularly described as follows:

COMMENCE at a point at the intersection of eastern right-of-way of Georgia Highway 85 (also known as Glynn Street - 130-foot right-of-way) and the northern right-of-way of Georgia Highway 92 (variable right-of-way); thence along the East right-of-way of Georgia Highway 85 North 14 degrees 45 minutes 16 seconds East a distance of 353.45 feet to an iron pin found; thence continuing along Georgia Highway 85 North 14 degrees 52 minutes 16 seconds East a distance of 629.96 feet to a nail set and the POINT OF BEGINNING; thence continuing along Georgia Highway 85 North 14 degrees 47 minutes 02 seconds East a distance of 244.24 feet to an iron pin set; thence leaving the right-of-way of Georgia Highway 85 South 75 degrees 12 minutes 58 seconds East a distance of 122.64 feet to a nail set; thence South 86 degrees 11 minutes 59 seconds East a distance of 143.83 feet to a nail found; thence South 06 degrees 03 minutes 45 seconds West a distance of 208.71 feet to a nail set; thence North 83 degrees 56 minutes 15 seconds West a distance of 22.50 feet to an iron pin set; thence North 87 degrees 59 minutes 17 seconds West a distance of 280.18 feet to the eastern right-of-way of Georgia Highway 85 and the POINT OF BEGINNING.

SAID TRACT contains 61,829 square feet or 1.419 acres of land, more or less, as more fully shown and delineated on that ALTA/AC SM Land Title Survey for CP Summit Retail LLC, Nationwide Life Insurance Company [and] Chicago Title Insurance Company, prepared by Cathy B. Costarides, Georgia Registered Land Surveyor No. 2568 of CC Land Surveyors, dated June 22, 2006, last revised July 11, 2006.

All that certain lot, tract or parcel of land lying or being in Land Lot 70 and 91, 5th District, Fayette County, Georgia shown and more particularly described as follows:

Commence at an iron pin found at the intersection of eastern right-of-way of Georgia Highway 85 (also known as Glynn Street - 130-foot right-of-way) and the northern right-of-way of Georgia Highway 92 (variable right-of-way); Thence along the east right-of-way of Georgia Highway 85 North 14 degrees 45 minutes 16 seconds East a distance of 353.45 feet to an iron pin found; Thence continuing along Georgia Highway 85 North 14 degrees 52 minutes 16 seconds East a distance of 629.96 feet to an iron pin set; Thence continuing along Georgia Highway 85 North 14 degrees 47 minutes 02 seconds East a distance of 436.81 feet to the Point of Beginning; Thence continuing along Georgia Highway 85 North 14 degrees 47 minutes 02 seconds East a distance of 80.00 feet to a point; Thence leaving the right-of-way of Georgia Highway 85 South 57 degrees 40 minutes 09 seconds East a distance of 38.43 feet to a point; Thence South 69 degrees 24 minutes 08 seconds East a distance of 83.68 feet to a point; Thence South 74 degrees 52 minutes 36 seconds East a distance of 105.91 feet to a point; Thence North 18 degrees 17 minutes 19 seconds East a distance of 44.14 feet to an iron pin found; Thence South 88 degrees 56 minutes 46 seconds East a distance of 36.15 feet to a point; Thence South 00 degrees 59 minutes 52 seconds West a distance of 241.75 feet to a point; Thence South 89 degrees 00 minutes 08 seconds East a distance of 329.73 feet to a point; Thence South 00 degrees 59 minutes 52 seconds West a distance of 67.54 feet to a point; Thence South 89 degrees 00 minutes 08 seconds East a distance of 264.11 feet to a point; Thence south 00 degrees 59 minutes 52 seconds West a distance of 1136.36 feet to a point; Thence South 50 degrees 55 minutes 03 seconds East a distance of 19.27 feet to a point located on the north right-of-way of Georgia Highway 92; Thence along Georgia Highway 92 North 88 degrees 48 minutes 53 seconds West a distance of 90.66 feet to a point; Thence leaving the right-of-way of Georgia Highway 92 North 22 degrees 56 minutes 59 seconds East a distance of 41.13 feet to a point; Thence North 00 degrees 59 minutes 52 seconds East a distance of 199.63 feet to a point; Thence North 89 degrees 00 minutes 08 seconds West a distance of 491.39 feet to a point; Thence South 00 degrees 59 minutes 52 seconds West a distance of 218.70 feet to a point; Thence South 39 degrees 17 minutes 52 seconds East a distance of 23.04 feet to a point located on the north right-of-way of Georgia Highway 92; Thence along Georgia Highway 92 North 88 degrees 48 minutes 53 seconds West a distance of 76.41 feet to a point; Thence leaving the right-of-way of Georgia Highway 92 North 24 degrees 03 minutes 27 seconds East a distance of 40.87 feet to a point; Thence North 00 degrees 59 minutes 52 seconds East a distance of 216.42 feet to a point; Thence North 89 degrees 00 minutes 08 seconds west a distance of 167.85 feet to point; Thence North 06 degrees 03 minutes 45 seconds East a distance of 729.21 feet to an iron pin found; Thence South 83 degrees 56 minutes 15 seconds East a distance of 22.50 feet to a point; Thence North 06 degrees 03 minutes 45 seconds East a distance of 363.75 feet to a point; Thence North 34 degrees 24 minutes 25 seconds West a distance of 31.80 feet to a point; Thence North 74 degrees 52 minutes 36 seconds West a distance of 106.20 feet to a point; Thence North 74 degrees 30 minutes 13 seconds West a distance of 74.13 feet to a point; Thence South 88 degrees 36 minutes 59 seconds West a distance of 37.41 feet to a point located at the Point of Beginning.

Ground Lease Parcel – Summit Point:

ALL THAT PARCEL OF LAND lying or being in Land Lot 91, 5th District, City of Fayetteville, Fayette County, Georgia shown and more particularly described as follows:

COMMENCE at a point at the intersection of eastern, right-of-way of Georgia Highway 85 (also known as Glynn Street - 130-foot right-of-way) and the northern right-of-way of Georgia Highway 92 (variable right-of-way); thence along the East right-of-way of Georgia Highway 85 North 14 degrees 45 minutes 16 seconds East a distance of 353.45 feet to an iron pin found; thence continuing along Georgia Highway 85 North 14 degrees 52 minutes 16 seconds East a distance of 342.05 feet to the POINT OF BEGINNING; thence continuing along Georgia Highway 85 North 14 degrees 52 minutes 16 seconds East a distance of 75.00 feet to a point; thence leaving the right-of-way of Georgia Highway 85 South 75 degrees 07 minutes 44 seconds East a distance of 221.66 feet to a point; thence South 89 degrees 00 minutes 08 seconds East a distance of 93.40 feet to an iron pin set; thence South 06 degrees 03 minutes 45 seconds West a distance of 75.30 feet to an iron pin set; thence North 89 degrees 00 minutes 08 seconds West a distance of 95.88 feet to an iron pin set; thence North 75 degrees 07 minutes 44 seconds West a distance of 230.78 feet to the eastern right-of-way of Georgia Highway 85 and the POINT OF BEGINNING.